UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 13, 2023

AIM IMMUNOTECH INC.

(Exact name of registrant as specified in its charter)

Delaware	001-27072	52-0845822
(state or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2117 SW Highway 484, Ocala FL	34473
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (352) 448-7797

AIM ImmunoTech Inc.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIM	NYSE American

Item 1.01 Entry into a Material Definitive Agreement.

On January 13, 2023, we entered into an external sponsored collaborative clinical research agreement with Erasmus University Medical Center Rotterdam and AstraZeneca BV, pursuant to which Erasmus is sponsoring and planning to perform an investigator-initiated clinical study, entitled Combining anti-PD-L1 immune checkpoint inhibitor durvalumab with TLR-3 agonist rintatolimod in patients with metastatic pancreatic ductal adenocarcinoma for therapy effect (the “Study”) in which it will use both study drugs provided by AstraZeneca and us. We also have entered into an Investigator Initiated Study Support Agreement (the “Support Agreement”) with Erasmus regarding the Study. We anticipate that the Study will be a phase II, non-randomized, open-label, single-arm, single center study with two subsequent phases pursuant to the protocol set forth in the Support Agreement. We will supply Erasmus with a sufficient supply of rintatolimod to conduct the Study and AstraZeneca will supply the durvalumab. We retain all rights to our intellectual property. Erasmus will own all right to the Study data but shall permit us to use the Study Data for any purpose. We shall own all rights and titles to inventions arising from the Study related to rintatolimod. The Study Agreement is terminable upon the completion of the Study or upon the happening of certain events including the insolvency of a party, a material breach which is not remedied within 30 days after notice, the Study not receiving official approval from the Ethics Committee or competent authorities or the approval being permanently revoked, or force majeure.

Cautionary Statement

This Current Report on Form 8-K and the exhibit filed herewith, contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the “PSLRA”). Words such as “may,” “will,” “expect,” “plan,” “anticipate” and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Many of these forward-looking statements involve a number of risks and uncertainties. Among other things, for those statements, we claim the protection of safe harbor for forward-looking statements contained in the PSLRA. Any forward-looking statements set forth herein speak only as of the date hereof. We do not undertake to update any of these forward-looking statements to reflect events or circumstances that occur after the date hereof. No assurance can be given as to whether the Study will be successful, yield favorable data or not require additional funding, and the Study is subject to many factors. Operating in foreign countries carries with it a number of risks, including potential difficulties in enforcing intellectual property rights. We cannot assure that our potential foreign operations will not be adversely affected by these risks.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	January 17, 2023 Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIM IMMUNOTECH INC.

January 17, 2023	By:	/s/ Thomas K. Equels
Thomas K. Equels, CEO